Weighted-Average Assumptions Used to Determine Net Periodic Pension Cost (Detail)	12 Months Ended
	Mar. 31, 2011	Mar. 31, 2010	Mar. 31, 2009
Discount rate	2.80%	2.80%	2.80%
Expected return on plan assets	3.80%	3.60%	3.60%
Lower Limit
Rate of compensation increase	0.50%	0.10%	0.10%
Upper Limit
Rate of compensation increase	10.00%	10.00%	10.00%